UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 N. Minnesota Ave., Suite 300

Sioux Falls, South Dakota 57104

(Address of principal executive offices) (Zip Code)

(605) 978-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

As previously reported, on July 31, 2009 VeraSun Energy Corporation (the “Company”) and certain of its subsidiaries (collectively, including the Company, the “Debtors”), in connection with the Debtors’ cases (In re VeraSun Energy Corporation, et al., Case No. 08-12606 (BLS)) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), filed with the United States Bankruptcy Court for the District of Delaware (1) a joint plan of liquidation (as modified, amended or supplemented, the “Plan”) for the resolution of the outstanding claims against and interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code and (2) a Disclosure Statement with respect to the Joint Plan of Liquidation of VeraSun Energy Corporation and its Affiliated Debtors. On October 23, 2009, an order confirming the Plan was entered by the Bankruptcy Court.

The Plan provides for the distribution of substantially all of the assets of the Debtors to various creditors as contemplated under the Plan and to subsequently wind up the Debtors’ corporate affairs. The Plan substantively consolidates the estates of VeraSun Aurora Corporation, VeraSun Biodiesel, LLC, VeraSun Charles City, LLC, VeraSun Granite City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Litchfield, LLC, VeraSun Marketing, LLC, VeraSun Tilton, LLC, VeraSun Reynolds and VeraSun Welcome, LLC (collectively, the “VSE Debtors”) and separately substantively consolidates the estates of ASA Albion, LLC, ASA Bloomingburg, LLC, ASA Linden, LLC and ASA OpCo Holdings, LLC (collectively, the “ASA Debtors”), each for purposes of all actions associated with consummation of the Plan. The effect of substantive consolidation is the pooling of assets and liabilities of the consolidated Debtors and the satisfaction of creditor claims from the resulting common fund. The Plan represents a separate plan with respect to each of US BioEnergy Corporation, VeraSun Albert City, LLC, VeraSun Central City, LLC, VeraSun Dyersville, LLC, VeraSun, Hankinson, LLC, VeraSun Janesville, LLC, VeraSun Ord, LLC and VeraSun Woodbury, LLC (collectively, the “US Bio Segment”) and US Bio Marion, LLC (the “Marion Segment”). Allowed administrative and allowed priority claims will be paid in full as provided in the Plan (or thereafter when they become allowed), or, for ordinary course administrative claims, when such claims become due and, for tax claims, as contemplated in 11 U.S.C. § 507(a)(8). All other claims against the Debtors are divided into classes according to their relative seniority and other criteria and will be paid as and to the extent provided in the Plan.

At October 23, 2009, the Company had 158,063,274 shares of common stock outstanding. Under the terms of the Plan, all shares of the Company’s common stock will be cancelled on the effective date of the Plan, and the Company’s shareholders will not receive or retain any distribution or other property on account of their shares. No shares of common stock will be issued with respect to claims under the Plan, and the Company will be dissolved and will cease to exist after the Plan is consummated.

The assets and liabilities of the Debtors as of September 30, 2009 are set forth in the unaudited consolidated Monthly Operating Report for the month ended September 30, 2009 (the “Monthly Operating Report”), filed by the Company.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the copy of the Plan which is filed as Exhibit 2.1 to this report.

Item 8.01	Other Events.

On November 2, 2009, the Company filed the Monthly Operating Report for the month ended September 30, 2009 with the United States Bankruptcy Court for the District of Delaware. A copy of the Monthly Operating Report is filed as Exhibit 99.1 to this report.

The Monthly Operating Report was prepared solely for the purpose of complying with monthly reporting requirements, and in a format prescribed, under the Bankruptcy Code and should not be used for investment purposes. The Monthly Operating Report is limited in scope and covers a limited time period and may not be indicative of the Company’s financial condition or results of operations for any period that would be reflected in the Company’s financial statements or its periodic reports under the Securities Exchange Act of 1934, as amended. The financial information that the Monthly Operating Report contains is preliminary and unaudited and is subject to revision. The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. There can be no assurance that the information in the Monthly Operating Report is complete, and the Company cautions readers not to place undue reliance on the Monthly Operating Report. The information in the Monthly Operating Report is not, and should not be viewed as, indicative of future results.

Additional information regarding the Debtors’ bankruptcy cases, including access to the Plan and other court documents and other general information, is available through the Company’s web site at http://www.verasun.com by following the link to “REORGANIZATION INFORMATION” or at http://www.kccllc.net/verasun. Information contained on, or that can be accessed through, such web sites is not part of this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Joint Plan Of Liquidation of VeraSun Energy Corporation and its Affiliated Debtors

99.1	Monthly Operating Report for the month ended September 30, 2009

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company regarding its chapter 11 reorganization process, as well as other statements of management’s expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: the ability of the Company (which term, unless otherwise specified or the context otherwise requires, refers in this paragraph to VeraSun Energy Corporation and its subsidiaries) to fund the wind-down of its operations and the implementation of its plan of liquidation; the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceedings prosecuted by the Company from time to time; and the Company’s ability to collect its remaining assets, efficiently wind down its affairs and make distributions as contemplated by the plan of liquidation. These and other factors, including the terms of the plan of liquidation, can affect the value of the Company’s various pre-petition liabilities. No assurance can be given as to the amounts, if any, that ultimately will be distributed with respect to the Company’s various pre-petition liabilities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: November 2, 2009	By:	/s/ Mark Dickey
Mark Dickey
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Joint Plan Of Liquidation of VeraSun Energy Corporation and its Affiliated Debtors

99.1	Monthly Operating Report for the month ended September 30, 2009